UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21680 Haggerty Road, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	THRM	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2020, Gentherm Incorporated (the “Company”) announced that Jennifer L. Zoldos, age 46, was appointed as the Chief Accounting Officer of the Company, effective immediately.

Ms. Zoldos has over twenty years of experience in the automotive industry, serving most recently as Vice President and Divisional Controller for Delphi Technologies from September 2017 to June 2020, where she was responsible for all accounting and internal control activities for the Powertrain and Aftermarket businesses. Prior to Delphi Technologies, Ms. Zoldos held several leadership positions with increasing responsibility at General Motors Corporation from November 1998 to September 2017, including as Controller Customer Care & Aftersales (CCA) from August 2016 to September 2017, where she was responsible for the accounting and controls for the CCA US operations, as Managing Director and Controller of GM Korea from July 2014 to August 2016, where she was responsible for the accounting for GM Korea and all of its subsidiaries, as Global Purchasing & Supply Chain (GPSC) Controller from March 2008 to June 2014, as North America Technical Accounting, GPSC Technical Accounting Manager from November 2005 until March 2008, and several financial and accounting analyst and auditor roles from November 1998 to October 2005.    She also served as a Senior Auditor with Arthur Andersen from September 1996 to October 1998. Ms. Zoldos holds a Bachelor of Science degree in Business Administration, with a Major in Accounting, from Wayne State University and an MBA from the University of Michigan.

A copy of the Company’s news release announcing Ms. Zoldos’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated June 22, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Wayne Kauffman
Wayne Kauffman
Vice President and General Counsel

Date: June 22, 2020